Long-term Loan Receivable	6 Months Ended
Dec. 31, 2025
Long-term Loan Receivable
Long-term Loan Receivable

10.	Long-term Loan Receivable

On May 2, 2025, the Company subscribed to a secured convertible note issued by Commerce Resources Corp. for a principal amount of $1,100,000 (the “Convertible Note”). The Convertible Note bears interest at a rate of 20% per annum, accruing until the earlier of conversion or maturity, and has a contractual maturity of 24 months from issuance.

The Convertible Note provides the Company with the option to convert the outstanding principal and accrued interest into common shares of Commerce Resources Corp. at a fixed price of $0.12 per share, or at the price of a subsequent equity financing (not lower than $0.10 per share). In addition, if a Liquidity Event (IPO or Merger) occurs within 12 months of issuance, the Convertible Note will automatically convert into common shares at the price of such financing, subject to a floor equal to the then-prevailing market price. If no conversion occurs, the obligations are repayable in cash at maturity. The Convertible Note is secured against the assets of Commerce Resources Corp.

A Liquidity Event occurred during the six months ended December 31, 2025, and the outstanding principal and accrued interest was converted to common shares of Mont Royal Resources Ltd. (See Note 7).